Exhibit 99.01

MODEL N ANNOUNCES SECOND QUARTER

FISCAL YEAR 2015 FINANCIAL RESULTS

Redwood City, CA – Model N, Inc., (NYSE: MODN), the leader in Revenue Management Cloud solutions to the life science and technology industries, today announced financial results for the second quarter of fiscal year 2015, which ended March 31, 2015.

“Our business showed further financial improvement in the second quarter, as we grew both our revenue and the mix of recurring revenues,” said Zack Rinat, Founder, Chairman, and Chief Executive Officer at Model N. “Our Revenue Management as a Service vision is resonating well with our customers and we expect to demonstrate further growth in the percentage of our revenue coming from recurring sources going forward.”

Second Quarter Fiscal 2015 Financial Highlights:

•	Total Revenues: Total revenues were $22.7 million, compared to $20.7 million for the second quarter of fiscal 2014.

•	Gross Profit: Gross profit was $13.1 million, compared to $10.8 million for the second quarter of fiscal 2014. Gross margins were 58%, compared to 52% for the second quarter of fiscal 2014. Non-GAAP gross profit was $13.5 million, compared to $11.5 million for the second quarter of fiscal 2014. Non-GAAP gross margins were 60%, compared to 56% for the second quarter of fiscal 2014.

•	Loss from operations: GAAP loss from operations was $(4.3) million, compared to a loss from operations of $(4.9) million for the second quarter of fiscal 2014. Non-GAAP loss from operations was $(1.7) million, compared to a Non-GAAP loss from operations of $(1.9) million for the second quarter of fiscal 2014.

•	Net loss: GAAP net loss was $(4.6) million, compared to net loss of $(5.0) million for the second quarter of fiscal 2014. GAAP diluted net loss per share attributed to common stockholders was $(0.18) based upon weighted average shares outstanding of 25.9 million, as compared to net loss per share of $(0.21) for the second quarter of fiscal 2014 based upon weighted average shares outstanding of 24.4 million.

•	Non-GAAP net loss: Non-GAAP net loss was $(2.0) million, as compared to Non-GAAP net loss of $(2.0) million for the second quarter of fiscal 2014. Non-GAAP net loss per share was $(0.08) based upon weighted average shares outstanding of 25.9 million, as compared to Non-GAAP net loss per share of $(0.08) for the second quarter of fiscal 2014 based upon weighted average shares outstanding of 24.4 million.

•	Adjusted EBITDA: Adjusted EBITDA was $(0.8) million, compared to $(1.1) million for the second quarter of fiscal 2014.

Use of Non-GAAP Financial Measures

A reconciliation of GAAP to non-GAAP financial measures has been provided in the financial tables included in this press release.

Guidance:

As of May 11, 2015, we are providing guidance for the third quarter of fiscal 2015 and the full fiscal year ending September 30, 2015.

Third Quarter Fiscal 2015 Guidance:

•	Total revenues are expected to be in the range from $23.1 million to $23.4 million,

•	Non-GAAP loss from operations is expected to be in the range of ($2.3) million to ($2.5) million,

•	Non-GAAP net loss per share is expected to be in the range of ($0.09) to ($0.10) based upon weighted average shares outstanding of 26.2 million shares.

Fiscal Year 2015 Guidance:

•	Total revenues are expected to be in the range from $92.5 million to $93.5 million,

•	Non-GAAP loss from operations is expected to be in the range of ($7.5) million to ($8.5) million,

•	Non-GAAP net loss per share is expected to be in the range of ($0.29) to ($0.32) based upon weighted average shares outstanding of 25.9 million shares.

Quarterly Results Conference Call

Model N will host a conference call today at 2:00 PM Pacific Time (5:00 PM Eastern Time) to review the company’s financial results for the second quarter of fiscal year 2015, which ended March 31, 2015. To access the call, please dial (877) 705-6003 in the U.S. or (201) 493-6725 internationally. Passcode is 13606032. A live webcast of the conference will be accessible from Model N’s website at: http://investor.modeln.com. Following the completion of the call, a recording will be available for one year for replay at: http://investor.modeln.com and a telephone replay will be available through 11:59 p.m. ET on May 18, 2015 by dialing (877) 870-5176 in the U.S. or (858) 384-5517 internationally with recording access code 13606032.

About Model N

Model N is the leader in Revenue Management Cloud solutions. Model N helps its customers maximize their revenues by maximizing sell time, revenues per opportunity and number of opportunities. Model N Cloud solutions manage every dollar that impacts the customer’s top line and transform the revenue lifecycle from a series of disjointed operations into a strategic end-to-end process. With deep industry expertise, Model N supports the unique business needs of life science and technology companies across more than 100 countries. Global customers include: Actavis, Allergan, Amgen, Bristol-Myers Squibb, Fairchild, Intel, Johnson & Johnson, Merck, Maxim, Micron, Microsoft Mobile, Pfizer, STMicroelectronics, Stryker and VMware. Learn more at: http://www.modeln.com. Model N is traded on the New York Stock Exchange under the symbol MODN.

Forward-Looking Statements

This press release contains forward-looking statements including, among other things, statements regarding Model N’s third quarter and full year fiscal year 2015 revenue and other financial results. The words “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” and similar expressions are intended to identify forward-looking statements. These forward-looking statements are subject to risks, uncertainties, and assumptions. If the risks materialize or assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. Risks include, but are not limited to: (i) delays in closing customer contracts; (ii) our ability to improve and sustain our sales execution; (iii) the timing of new orders and the associated revenue recognition; (iv) adverse changes in general economic or market conditions; (v) delays or reductions in information technology spending and resulting variability in customer orders from quarter to quarter; (vi) competitive factors, including but not limited to pricing pressures, industry consolidation, entry of new competitors and new applications and marketing initiatives by our competitors; (vii) our ability to manage our growth effectively; (viii) acceptance of our applications and services by customers; (ix) success of new products; (x) the risk that the strategic initiatives that we may pursue will not result in significant future revenues; and (xi) our ability to retain customers. Further information on risks that could affect Model N’s results is included in our filings with the Securities and Exchange Commission (“SEC”), including our most recent quarterly report on Form 10-Q and our annual report on Form 10-K for the fiscal year ended September 30, 2014, and any current reports on Form 8-K that we may file from time to time. Should any of these risks or uncertainties materialize, actual results could differ materially from expectations. Model N assumes no obligation to, and does not currently intend to, update any such forward-looking statements after the date of this release.

Non-GAAP Financial Measures

We have provided in this release financial information that has not been prepared in accordance with accounting standards generally accepted in the United States of America (“GAAP”). We use these non-GAAP financial measures internally in analyzing our financial results and believe they are useful to investors, as a supplement to GAAP measures, in evaluating our ongoing operational performance. We believe that the use of these non-GAAP financial measures provides an additional tool for investors to use in evaluating ongoing operating results and trends and in comparing our financial results with other companies in our industry, many of which present similar non-GAAP financial measures to investors.

Non-GAAP financial measures should not be considered in isolation from, or as a substitute for, financial information prepared in accordance with GAAP. Investors are encouraged to review the reconciliation of these non-GAAP financial measures to their most directly comparable GAAP financial measures below. A reconciliation of our non-GAAP financial measures to their most directly comparable GAAP measures has been provided in the financial statement tables included below in this press release.

Our reported results include certain non-GAAP financial measures, including non-GAAP gross profit, non-GAAP loss from operations, non-GAAP net loss, non-GAAP net (loss) income per share, and adjusted EBITDA. Non-GAAP gross profit excludes stock-based compensation expense, LeapFrogRX compensation charges and amortization of intangible assets. Non-GAAP loss from operations and non-GAAP net loss exclude stock-based compensation expense, LeapFrogRX compensation charges, amortization of intangible assets, certain legal expenses and restructuring charges as they are often excluded by other companies to help investors understand the operational performance of their business and, in the case of stock-based compensation, can be difficult to predict. In addition, stock-based compensation expense varies from period to period and company to company due to such things as differing valuation methodologies and changes in stock price. Adjusted EBITDA is defined as net loss, adjusted for LeapFrogRX compensation charges, depreciation and amortization, stock-based compensation expense, certain legal expenses, restructuring charges, interest income and other expenses, net, and provision for income taxes. Reconciliation tables are provided in this press release.

Investor Relations Contact:

ICR for Model N

Greg Kleiner, 650-610-4998

investorrelations@modeln.com

Media Contact:

Grayling for Model N

Sara Black, 213-618-1501

sara.black@grayling.com

Model N Inc.

Condensed Consolidated Balance Sheets

(dollars in thousands)

(unaudited)

	As of March 31, 2015	As of September 30, 2014
Assets
Current assets:
Cash and cash equivalents	$93,159	$101,006
Accounts receivable, net	17,950	15,203
Deferred cost of implementation services, current portion	421	251
Prepaid expenses	1,782	2,092
Other current assets	178	322

Total current assets	113,490	118,874
Property and equipment, net	7,675	6,889
Goodwill	1,509	1,509
Intangible assets, net	439	587
Other assets	1,792	1,272

Total assets	$124,905	$129,131

Liabilities and Stockholders’ Equity
Current liabilities:
Accounts payable	$2,558	$1,369
Accrued employee compensation	7,845	9,194
Accrued liabilities	3,115	1,998
Deferred revenue, current portion	22,124	23,943

Total current liabilities	35,642	36,504
Long-term liabilities:
Deferred revenue, net of current portion	1,791	2,585
Other long-term liabilities	986	1,078

Total long-term liabilities	2,777	3,663

Total liabilities	38,419	40,167

Stockholders’ equity:
Common Stock	4	4
Preferred Stock	—	—
Additional paid-in capital	178,733	172,245
Accumulated other comprehensive loss	(357)	(289)
Accumulated deficit	(91,894)	(82,996)

Total stockholders’ equity	86,486	88,964

Total liabilities and stockholders’ equity	$124,905	$129,131

Model N Inc.

Condensed Consolidated Statements of Operations

(dollars and shares in thousands, except per share amounts)

(unaudited)

	Three months ended March 31,		Six months ended March 31,
	2015	2014	2015	2014
Revenues:
License and implementation	$9,741	$9,846	$19,422	$19,376
SaaS and maintenance	12,935	10,804	25,355	22,833

Total revenues	22,676	20,650	44,777	42,209

Cost of revenues:
License and implementation	3,771	4,544	7,786	9,143
SaaS and maintenance	5,789	5,269	11,300	10,615

Total cost of revenues	9,560	9,813	19,086	19,758

Gross profit	13,116	10,837	25,691	22,451
Operating expenses:
Research and development	4,286	4,681	8,740	9,548
Sales and marketing	7,857	6,336	14,597	11,629
General and administrative	5,290	4,717	10,878	9,115
Restructuring	—	—	—	69

Total operating expenses	17,433	15,734	34,215	30,361

Loss from operations	(4,317)	(4,897)	(8,524)	(7,910)
Interest income, net	(2)	(3)	(6)	(7)
Other expenses, net	92	56	53	87

Loss before income taxes	(4,407)	(4,950)	(8,571)	(7,990)
Provision for income taxes	192	82	327	165

Net loss	$(4,599)	$(5,032)	$(8,898)	$(8,155)

Net loss per share attributable to common stockholders:
Basic and diluted	$(0.18)	$(0.21)	$(0.35)	$(0.34)

Weighted average number of shares used in computing net loss per share attributable to common stockholders:
Basic and diluted	25,880	24,406	25,597	23,924

Model N Inc.

Condensed Consolidated Statements of Cash Flows

(dollars in thousands)

(unaudited)

	Six months ended March 31,
	2015	2014
Cash Flows From Operating Activities:
Net loss	$(8,898)	$(8,155)
Adjustments to reconcile net loss to net cash used in operating activities
Depreciation and amortization	1,735	1,714
Amortization of intangible assets	148	165
Stock-based compensation	4,676	4,788
Other non cash charges, net	135	20
Changes in assets and liabilities:
Accounts receivable	(2,747)	(4,254)
Prepaid expenses and other assets	(75)	287
Deferred cost of implementation services	(258)	89
Accounts payable	1,289	(174)
Accrued employee compensation	(1,291)	(2,777)
Other accrued and long-term liabilities	639	(532)
Deferred revenue	(2,613)	3,084

Net cash used in operating activities	(7,260)	(5,745)

Cash Flows From Investing Activities:
Purchases of property and equipment	(1,022)	(518)
Capitalization of software development costs	(1,250)	—

Net cash used in investing activities	(2,272)	(518)

Cash Flows From Financing Activities:
Proceeds from exercise of stock options and employee stock purchase plan	1,702	4,838
Principal payments on capital lease obligations	—	(221)

Net cash provided by financing activities	1,702	4,617

Effect of exchange rate changes on cash and cash equivalents	(17)	20
Net decrease in cash and cash equivalents	(7,847)	(1,626)
Cash and cash equivalents
Beginning of period	101,006	103,350

End of period	$93,159	$101,724

Model N Inc.

Reconciliation of GAAP to Non-GAAP Operating Results

(dollars and shares in thousands, except per share amounts)

(unaudited)

	Three months ended March 31,		Six months ended March 31,
	2015	2014	2015	2014
Reconciliation from GAAP net loss to adjusted EBITDA:
GAAP net loss:	$(4,599)	$(5,032)	$(8,898)	$(8,155)
Reversal of non-GAAP items:
Stock-based compensation expense	2,282	2,816	4,676	4,788
Depreciation and amortization	950	921	1,883	1,879
LeapFrogRx compensation charges	11	101	91	301
Legal expenses	242	—	242	—
Restructuring	—	—	—	69
Interest income, net	(2)	(3)	(6)	(7)
Other expenses, net	92	56	53	87
Provision for income taxes	192	82	327	165

Adjusted EBITDA	$(832)	$(1,059)	$(1,632)	$(873)

	Three months ended March 31,		Six months ended March 31,
	2015	2014	2015	2014
Reconciliation from GAAP gross profit to non-GAAP gross profit:
GAAP gross profit:	$13,116	$10,837	$25,691	$22,451
Reversal of non-GAAP expenses:
Stock-based compensation (a)	346	514	680	955
Amortization of intangible assets (b)	61	60	122	121
LeapFrogRx compensation charges (c)	7	63	57	188

Non-GAAP gross profit	$13,530	$11,474	$26,550	$23,715

Percentage of revenue	59.7%	55.6%	59.3%	56.2%

	Three months ended March 31,		Six months ended March 31,
	2015	2014	2015	2014
Reconciliation from GAAP gross profit to non-GAAP gross profit:
for license and implementation:
GAAP gross profit - license and implementation:	$5,970	$5,302	$11,636	$10,233
Reversal of non-GAAP expenses:
Stock-based compensation (a)	166	330	304	546

Non-GAAP gross profit - license and implementation	$6,136	$5,632	$11,940	$10,779

Percentage of revenue	63.0%	57.2%	61.5%	55.6%

	Three months ended March 31,		Six months ended March 31,
	2015	2014	2015	2014
Reconciliation from GAAP gross profit to non-GAAPgross profit:
for SaaS and maintenance:
GAAP gross profit - SaaS and maintenance:	$7,146	$5,535	$14,055	$12,218
Reversal of non-GAAP expenses:
Stock-based compensation (a)	180	184	376	409
Amortization of intangible assets (b)	61	60	122	121
LeapFrogRx compensation charges (c)	7	63	57	188

Non-GAAP gross profit - SaaS and maintenance	$7,394	$5,842	$14,610	$12,936

Percentage of revenue	57.2%	54.1%	57.6%	56.7%

Model N Inc.

Reconciliation of GAAP to Non-GAAP Operating Results

(dollars and shares in thousands, except per share amounts)

(unaudited)

	Three months ended March 31,		Six months ended March 31,
	2015	2014	2015	2014
Reconciliation from GAAP research and development to non-GAAP research and development:
GAAP research and development	$4,286	$4,681	$8,740	$9,548
Reversal of non-GAAP expenses:
Stock-based compensation (a)	(266)	(400)	(594)	(662)
LeapFrogRx compensation charges (c)	—	(2)	(1)	(9)

Non-GAAP research and development	$4,020	$4,279	$8,145	$8,877

	Three months ended March 31,		Six months ended March 31,
	2015	2014	2015	2014
Reconciliation from GAAP sales and marketing to non-GAAP sales and marketing:
GAAP sales and marketing	$7,857	$6,336	$14,597	$11,629
Reversal of non-GAAP expenses:
Stock-based compensation (a)	(727)	(668)	(1,374)	(1,210)
Amortization of intangible assets (b)	(4)	(22)	(26)	(44)
LeapFrogRx compensation charges (c)	(2)	(14)	(13)	(54)

Non-GAAP sales and marketing	$7,124	$5,632	$13,184	$10,321

	Three months ended March 31,		Six months ended March 31,
	2015	2014	2015	2014
Reconciliation from GAAP general and administrative to non-GAAP general and administrative:
GAAP sales and marketing	$5,290	$4,717	$10,878	$9,115
Reversal of non-GAAP expenses:
Stock-based compensation (a)	(943)	(1,234)	(2,028)	(1,961)
LeapFrogRx compensation charges (c)	(2)	(22)	(20)	(50)
Legal expenses	(242)	—	(242)	—

Non-GAAP general and administrative	$4,103	$3,461	$8,588	$7,104

	Three months ended March 31,		Six months ended March 31,
	2015	2014	2015	2014
Reconciliation from GAAP loss from operations to non-GAAP loss from operations:
GAAP net loss from operations:	$(4,317)	$(4,897)	$(8,524)	$(7,910)
Reversal of non-GAAP expenses:
Stock-based compensation (a)	2,282	2,816	4,676	4,788
Amortization of intangible assets (b)	65	82	148	165
LeapFrogRx compensation charges (c)	11	101	91	301
Legal expenses ( e)	242	—	242	—
Restructuring (d)	—	—	—	69

Non-GAAP loss from operations	$(1,717)	$(1,898)	$(3,367)	$(2,587)

Model N Inc.

Reconciliation of GAAP to Non-GAAP Operating Results

(dollars and shares in thousands, except per share amounts)

(unaudited)

	Three months ended March 31,		Six months ended March 31,
	2015	2014	2015	2014
Numerator:
Reconciliation between GAAP and non-GAAP net loss:
GAAP net loss:	$(4,599)	$(5,032)	$(8,898)	$(8,155)
Reversal of non-GAAP expenses:
Stock-based compensation (a)	2,282	2,816	4,676	4,788
Amortization of intangible assets (b)	65	82	148	165
LeapFrogRx compensation charges (c)	11	101	91	301
Legal expenses ( e)	242	—	242	—
Restructuring (d)	—	—	—	69

Non-GAAP net loss attributable to Model N Inc. common stockholders	$(1,999)	$(2,033)	$(3,741)	$(2,832)

Denominator:
Reconciliation between GAAP and non-GAAP weighted average shares used in computing diluted net loss per share attributable to Model N Inc. common stockholders:
Weighted average number of shares used in computing GAAP and non- GAAP diluted net loss per share	25,880	24,406	25,597	23,924

GAAP diluted net loss per share attributable to Model N Inc. common stockholders	$(0.18)	$(0.21)	$(0.35)	$(0.34)

Non-GAAP diluted net loss per share attributable to Model N Inc. common stockholders	$(0.08)	$(0.08)	$(0.15)	$(0.12)

Use of Non-GAAP Financial Measures

To supplement our condensed consolidated financial statements presented on a GAAP basis, Model N uses non-GAAP measures of adjusted EBITDA, gross profit, loss from operations, net loss, weighted average shares outstanding and net loss per share, which are adjusted to exclude LeapFrogRx compensation charges, stock-based compensation expense, restructuring charge and amortization of intangible assets and includes dilutive shares where applicable. We believe these adjustments are appropriate to enhance an overall understanding of our past financial performance and also our prospects for the future. These adjustments to our current period GAAP results are made with the intent of providing both management and investors a more complete understanding of Model N’s underlying operating results and trends and our marketplace performance. The non-GAAP results are an indication of our baseline performance that are considered by management for the purpose of making operational decisions. In addition, these non-GAAP results are the primary indicators management uses as a basis for our planning and forecasting of future periods. The presentation of this additional information is not meant to be considered in isolation or as a substitute for operating loss, net loss or basic and diluted net loss per share prepared in accordance with generally accepted accounting principles in the United States. Non-GAAP financial measures are not based on a comprehensive set of accounting rules or principles and are subject to limitations.

While a large component of our expense in certain periods, we believe investors may want to exclude the effects of these items in order to compare our financial performance with that of other companies and between time periods:

(a)	Stock-based compensation is a non-cash expense accounted for in accordance with FASB ASC Topic 718. Stock-based compensation expenses are excluded from our non-GAAP results because stock-based compensation amounts are difficult to forecast due in part to the volume, timing and terms of restricted stock grants and the volatility of our common stock. We believe that the exclusion of stock-based compensation expense provides for a better comparison of our operation results to prior periods and to our peer companies.

(b)	Amortization of intangible assets resulted principally from acquisitions. Intangible asset amortization is a non-cash item. As such, we believe exclusion of these expenses provides for a better comparison of our operation results to prior periods and to our peer companies.

(c)	In January 2012, we acquired LeapFrog Rx for initial cash consideration of $3.0 million as well as potential additional payments to former LeapFrogRx shareholders totalling up-to $8.3 million which are expected to be incurred through January 2015. These additional payments are, among other things, subject to future continued employment and are therefore considered compensatory in nature and are being recognized as compensation expense (LeapFrogRx compensation charges) over the term of each component. We believe that the exclusion of these expenses provides for a better comparison of our operation results to prior periods and to our peer companies.

(d)	On September 30, 2013, the Company recorded workforce reduction restructuring charges primarily related to employee separation packages, which included severance pay, benefits continuation and outplacement costs. We believe that the exclusion of this expense provides for a better comparison of our operation results to prior periods and to our peer companies.

(e)	Legal expense is for the securities class action lawsuits filed in September 2014 and January 2015. We believe that the exclusion of these legal expenses provides for a better comparison of our operation results to prior periods and to our peer companies.